UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                               _____________

                                 FORM 8-K

                               CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported) March 19, 2008
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                                  Zanett, Inc.
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           (Exact name of registrant as specified in its charter)


Delaware                           001-32589               56-4389547
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(State or other jurisdiction      (Commission             (IRS Employer
 of incorporation)                 File Number)          Identification No.)


635 Madison Avenue, 15th Floor, New York, NY            10022
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   (Address of Principal Executive Offices)          (Zip Code)


Registrant's telephone number, including area code:  (212) 583-0300
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on September 24, 2007, on September 18, 2007, Zanett, Inc. (the "Company") received a letter from the NASDAQ Stock Market ("NASDAQ") notifying it that the bid price per share for the Company's common stock has closed below the $1.00 minimum bid price requirement for 30 consecutive trading days and that, as a result, the Company no longer met the NASDAQ Capital Market's minimum bid price requirement for continued listing set forth in Marketplace Rule 4310(c)(4). No breach of any other listing requirement was listed in the letter. Pursuant to Marketplace Rule 4310(c)(8)(D), NASDAQ provided the Company with 180 calendar days to regain compliance with the rule.

On March 19, 2008, the Company received a letter (the "NASDAQ Letter") from NASDAQ notifying the Company that the Company's common stock had not regained compliance with Marketplace Rule 4310(c)(4) and that the Company is not eligible for an additional 180 calendar day compliance period. The NASDAQ Letter stated that unless the Company requests a hearing to appeal this determination by March 26, 2008, trading of the Company's common stock will be suspended at the opening of business on March 28, 2008 and a Form 25-NSE will be filed with the SEC, which will result in the removal of the Company's common stock from listing and registration on NASDAQ. The NASDAQ Letter stated that historically, NASDAQ panels have generally viewed a near-term reverse stock split as the only definitive plan acceptable to resolve a bid price deficiency.

On March 24, 2008, the Company sent a letter requesting a hearing to appeal the delisting determination to the NASDAQ Listings Qualifications Panel (the "Panel") and paid the applicable appeal fee pursuant to the requirements set forth in the NASDAQ Letter. The Company expects that trading in its common stock will not be suspended before the Listings Qualification Panel has rendered its decision. There can be no assurances that the Panel will grant the Company's request for continued listing.

To address this issue the Company's Board of Directors has approved a reverse stock split as described below in Item 8.01.

A copy of the Company's press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

A copy of the NASDAQ Letter (redacted for personal information) is included as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in a Current Report on Form 8-K filed with the SEC on March 18, 2008, Jack Rapport resigned as President of the Company effective March 18, 2008. On March 21, 2008, the Company's Board of Directors named Dennis Harkins as the Company's new President and Chief Financial Officer. Mr. Harkins was first named Chief Financial Officer of Zanett, Inc. effective as of the close of business on June 30, 2006. Previous to Zanett, Mr. Harkins was Director of Sales and Planning for almost ten years at MSC Industrial Supply, a $1.3 billion direct marketing firm dealing with various industrial products in the United States; in this position he was responsible for the budget and forecast for over 100 branches with operating expenses of over $250 million. Earlier in his tenure he was the Director of IT Business Development where he managed over 80 IT professionals with a budget of over $20 million. He started at MSC in 1996 as the Director of Accounting where he oversaw the accounting, accounts payable and accounts receivable areas. Prior to MSC, Mr. Harkins was the Controller for Arbor Property Trust and Real Estate Investment Trust with headquarters in Conshohocken, Pennsylvania A native of Plainview, N.Y., Mr. Harkins holds a B.S. in Accounting from St. Bonaventure University and is 45 years old.

Item 8.01.  Other Events.

To enable the Company's common stock to regain compliance with the $1 minimum bid price requirement and remain listed on the NASDAQ Capital Market, on March 21, 2008, the Company's board of directors authorized a four for one reverse stock split of the Company's common stock. The reverse stock split would be effected by an amendment to the Company's certificate of incorporation. The amendment must be approved by a majority of the Company's shareholders. The Company will seek such shareholder approval at the Company's 2008 annual meeting of shareholders, which is expected to be on or about May 30, 2008.

As a result of the reverse stock split, each four shares of common stock will be exchanged for one share of common stock and the total number of shares outstanding will be reduced from approximately 39 million share to approximately 10 million shares.

On March 24, 2008, the Company issued a press release announcing that on March 21, 2008, the Company's board of directors approved a stock repurchase plan to buy back up to $4 million of the Company's common stock. It is expected that the plan will begin no sooner than one business day following the filing of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and end on December 31, 2009.

A copy of the Company's press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

99.1 Press release dated March 24, 2008.

99.2 Letter from NASDAQ Stock Market dated March 19, 2008.


SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ZANETT, INC.



Date:  March 24, 2008                 By:/s/ Claudio Guazzoni
                                         --------------------
                                         Claudio Guazzoni
                                         Chief Executive Officer



EXHIBIT INDEX

Exhibit No. Description

99.1        Press release dated March 24, 2008.
99.2        Letter from NASDAQ Stock Market dated March 19, 2008


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